UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2021

GENEREX BIOTECHNOLOGY CORPORATION

(Exact of registrant as specified in its charter)

DELAWARE	000-29169	98-0178636
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No.

10102 USA Today Way, Miramar, Florida 33025

(Address of principal executive offices) (Zip Code)

(416) 364-2551

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

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Item 1.01 Entry into a Material Definitive Agreement.

On January 6, 2021, Generex Biotechnology Corporation and its majority owned entity NuGenerex Immuno-Oncology, Inc., (collectively “Generex”) agreed to accept a One Hundred Thousand Dollar USD ($100,000.00) “Performance Guarantee Fee” payment to extend, for a second time, the Five Million Dollar USD ($5,000,000.00) upfront licensing fee payment from the “Joint Entity” (the “Performance Guarantee Fee Agreement”) as set forth under the Ii-Key Innovative Vaccine Development Agreement signed November 13, 2020, as amended by the extension terms signed December 15, 2020 (collectively the “Agreement”), with Beijing Youfeng International Consulting Co., Ltd (“BYIC”), National Institute for Viral Disease Control and Prevention, Chinese Centre for Disease Control and Prevention (“NIVDC”) and Beijing Guoxin Haixiang Equity Investment Partnership (“BGHEIP” and together with BYIC and NIVDC, the “China Partners”) to set up a joint research team and a joint entity in China (the “Joint Entity”) that shall jointly develop and industrialize the Generex internationally patented Ii-Key innovative technology for a SARS-CoV-2 coronavirus peptide vaccine (the “Vaccine”) and other vaccines in the People’s Republic of China (“China”) and for Generex to provide the Joint Entity with an exclusive license to use its intellectual property; technical know-how, pre-clinical and clinical data and background materials, in each case, relating to Ii-Key-SARS-CoV-2 technology in the People’s Republic of China, including Hong Kong Special Administrative Region and Macau Special Administrative Region, but excluding the Islands of Taiwan (the “Licensed Territory”). The Five Million Dollar USD ($5,000,000.00) upfront licensing fee payment that is due from the Joint Entity was delayed due to unexpected additional complicated procedures to set up the new Joint Entity and get the necessary approvals to transfer the fees out of China than originally planned.

The Performance Guarantee Fee Agreement requires the Joint Entity to pay Generex a One Hundred Thousand Dollar USD ($100,000.00) “Performance Guarantee Fee” payment imminently when bank opens via an electronic wire; Generex was notified that such was sent January 8, 2021.

Generex filed a FORM 8K for the signed November 13, 2020, Ii-Key Innovative Vaccine Development Agreement on November 18, 2020. Also, Generex filed a FORM 8K/A for the signed December 15, 2020, Extension Agreement on December 17, 2020.

This Current Report contains summaries of the material terms of the Performance Guarantee Fee Agreement. The summary of the Performance Guarantee Fee Agreement contained in this Current Report is subject to, and is qualified in its entirety by, reference to the Performance Guarantee Fee Agreement, which is filed as an exhibit hereto and incorporated herein by reference.

A copy of the Performance Guarantee Fee Agreement signed January 6, 2021, is filed as Exhibit 99.1 to this Current Report.

Ii-Key Platform Overview

The Ii-Key-SARS-CoV-2 vaccine is designed as a “Complete Vaccine” that has the potential to induce the T-Cell and antibody immune responses that can provide protective immunity with long-lasting immunologic memory against SARS-CoV-2 in a highly specific manner to ensure safety. Ii-Key is a platform technology enabled by the amino acid key sequence “LRMK” that is shared across the platform. The LRMK key sequence works by its ability to deliver any desired peptide epitope of interest directly to the MHC Class 2 complex on the surface of antigen presenting cells. Once a suitable target epitope is identified, an Ii-Key vaccine candidate is created by means of synthetic peptide synthesis, which produces a single linear amino acid chain that includes the Ii-Key sequence, a short inert linker sequence, and the target epitope of interest. In this way, the target epitope is delivered by the Ii-Key sequence directly to antigen presenting cells, resulting in an immune system stimulation.

About the China Partners

Beijing Youfeng International Consulting Co., Ltd. is the "China High-tech Industrialization Research Society Public Health Working Committee" to provide development strategy consulting and design, projects implementation and management.

National Institute for Viral Disease Control and Prevention of Chinese Centre for Disease Control (CDC) and Prevention is an independent legal entity under the CDC. It is also the only national-level research institution for the prevention and control of viral diseases and medical virology in China.

Beijing Guoxin Haixiang Equity Investment Partnership (Limited Partnership) is a limited partnership established by Beijing Guoxin Zhongshu Management Co., Ltd. as an executive partner and Zhejiang Haixiang Pharmaceutical Co., Ltd. and is effectively existing. Beijing Guoxin Zhongshu Management Co., Ltd. is an equity investment institution which has completed the registration of private fund manager in China Securities Investment Fund Industry Association. Zhejiang Haixiang Pharmaceutical Co., Ltd. is a public company that mainly produces specialty APIs, preparations and fine chemicals, and has large-scale production capabilities for peptide preparations.

Forward-Looking Statements

Statements in this report may contain certain forward-looking statements. All statements included concerning activities, events or developments that the Generex expects, believes or anticipates will or may occur in the future are forward-looking statements. Actual results could differ materially from the results discussed in the forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements. Known risks and uncertainties also include those identified from time to time in the reports filed by Generex with the Securities and Exchange Commission, which should be considered together with any forward-looking statement. No forward-looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements. Generex undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Generex cannot be sure when or if it will be permitted by regulatory agencies to undertake additional clinical trials or to commence any particular phase of clinical trials. Because of this, statements regarding the expected timing of clinical trials or ultimate regulatory approval cannot be regarded as actual predictions of when Generex will obtain regulatory approval for any “phase” of clinical trials or when it will obtain ultimate regulatory approval by a particular regulatory agency. Generex claims the protection of the safe harbor for forward-looking statements that is contained in the Private Securities Litigation Reform Act. Additional information on these and other risks, uncertainties and factors is included in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8- K and other documents filed with the SEC.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	The Performance Guarantee Fee Agreement signed January 6, 2021

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Performance Guarantee Fee

January 6, 2021

When preform the contract number: YF202011-A signed on November 13, 2020, the payment was delayed due to more complicated procedures than the originally planned. Now Beijing Youfeng Biological Co. LTD, “the Joint Entity” which is setup by largest shareholder Bejing Youfeng International Consulting Co., Ltd., is willing to pay $100,000 as the Performance Guarantee Fee. USD $100,000 will be electronically wired to Generex imminently when bank opens.

Generex Biotechnology Corporation, acknowledge and accept the Performance Guarantee Fee against contract YF202011-A from Beijing Youfend Biological Technology Co. LTD.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 8, 2021

GENEREX BIOTECHNOLOGY CORPORATION

/s/Joseph Moscato

By: Joseph Moscato, CEO, President

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